UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2024

Horizon Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Indiana	000-10792	35-1562417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Franklin Street, Michigan City, Indiana		46360
(Address of principal executive offices)		(Zip Code)

(219) 879-0211
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	HBNC	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 17, 2024, the Board of Directors (the “Board”) of Horizon Bancorp, Inc. (“Horizon” or the “Company”) adopted the Horizon Bancorp Nonqualified Deferred Compensation Plan (the “Deferred Compensation Plan”) to be effective as of January 1, 2025.  The Deferred Compensation Plan amends and restates, in its entirety, the Horizon Bancorp 2005 Supplemental Executive Retirement Plan, as amended (the “SERP”) and makes conforming amendments to supporting agreements.  The Deferred Compensation Plan will be administered by the Compensation Committee of the Board.

Similar to the original SERP, only certain members of management and highly compensated employees of Horizon and its affiliates, including Horizon Bank, are eligible to participate in the Deferred Compensation Plan.  The plan is intended to provide eligible participants with supplemental retirement benefits to help recompense those employees for benefits reduced under the Company’s tax-qualified retirement plan due to benefit limits imposed by the Internal Revenue Code (the “Code”) and to permit the deferral of additional compensation.

An eligible participant in the Deferred Compensation Plan may elect to defer a percentage of the participant’s total cash compensation each year, with the maximum deferral percentage limited to 90% of the participant’s base salary and 90% of the participant’s performance-based bonus.  Each year, the Compensation Committee also may elect to have Horizon match the amounts deferred by each participant.  Participant accounts will be credited with an investment return determined as if the account were invested in one or more investment funds made available by the Compensation Committee and elected by the participant.  Horizon common shares will not be an investment alternative under the Deferred Compensation Plan.  Participant accounts will be distributed upon a separation from service, death, or disability.  A participant may also elect to receive an in-service distribution, as well as a lump sum distribution if the participant experiences an unforeseeable emergency.  A change in control is not a qualifying distribution event.

The foregoing description of the Deferred Compensation Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Deferred Compensation Plan, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Amounts credited to the SERP will continue to be held in the SERP.  However, new participants will no longer be accepted into the SERP.  The accounts of each participant in the SERP as of January 1, 2025 will continued to be credited and will receive interest credits as set forth therein, and the accounts will be paid out according to the terms of the SERP and each participant’s distribution elections.  Horizon common shares will no longer be an investment alternative under the SERP.  All other rights, limitations, and restrictions in the SERP will continue to apply to each participant’s account thereunder.

Forward Looking Statements

This report may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of Horizon.  For these statements, Horizon claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.  Statements in this report should be considered in conjunction with the other information available about Horizon, including the information in the filings we make with the SEC.  Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance.  The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties.  We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance.

Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include: current financial conditions within the banking industry; changes in the level and volatility of interest rates, changes in spreads on earning assets and changes in interest bearing liabilities; increased interest rate sensitivity; the aggregate effects of elevated inflation levels in recent years; loss of key Horizon personnel; increases in disintermediation; potential loss of fee income, including interchange fees, as new and emerging alternative payment platforms take a greater market share of the payment systems; estimates of fair value of certain of Horizon’s assets and liabilities; changes in prepayment speeds, loan originations, credit losses, market values, collateral securing loans and other assets; changes in sources of liquidity; macroeconomic conditions and their impact on Horizon and its customers; legislative and regulatory actions and reforms; changes in accounting policies or procedures as may be adopted and required by regulatory agencies; litigation, regulatory enforcement, and legal compliance risk and costs; rapid technological developments and changes; cyber terrorism and data security breaches; the rising costs of cybersecurity; the ability of the U.S. federal government to manage federal debt limits; climate change and social justice initiatives; the inability to realize cost savings or revenues or to effectively implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; acts of terrorism, war and global conflicts, such as the Russia and Ukraine conflict and the Israel and Hamas conflict; and supply chain disruptions and delays.  These and additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Horizon’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s website (www.sec.gov).  Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof.  Horizon does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.
Item 9.01   Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit No.	Description
10.1	Horizon Bancorp Nonqualified Deferred Compensation Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2024	HORIZON BANCORP, INC.

	By	/s/ John R. Stewart
John R. Stewart, CFA
Executive Vice President & Chief Financial Officer